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                            DRESDNER RCM GLOBAL FUNDS
                       SUPPLEMENT DATED SEPTEMBER 29, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000

PROPOSED REORGANIZATIONS. The Board of Directors of Dresdner RCM Capital Funds, Inc. (the "Capital Company"), on behalf of its series, the Dresdner RCM MidCap Fund, Dresdner RCM Small Cap Fund and Dresdner RCM International Growth Equity Fund and the Board of Directors of Dresdner RCM Investment Funds Inc., on behalf of its series, the Dresdner RCM Europe Fund (the "Investment Company" and, with the Capital Company, the "Companies") have unanimously approved an Agreement and Plan of Reorganization (the "Agreement") between the Companies, on behalf of their respective series, and Dresdner RCM Global Funds, Inc. (the "Global Company").

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of each series of the Capital Company and the Investment Company to a corresponding, newly created series of the Global Company in a tax-free exchange for shares of the relevant series of the Global Company. Following such exchange, each series of the Capital Company and the Investment Company will distribute the corresponding, newly created series of the Global Company shares to its stockholders pro rata, in liquidation of the series of the Capital Company and the Investment Company, respectively (the "Reorganization").

A special meeting (the "Meeting") of the stockholders of the Capital Company and the Investment Company will be held on or about December 18, 2000 to consider the Reorganization. In connection with the Meeting, the Global Company will be filing with the Securities and Exchange Commission a Proxy Statement describing the Reorganization and a Prospectus for the newly created series of the Global Company. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about December 31, 2000.

THE FOLLOWING INFORMATION FOR THE LARGE CAP GROWTH FUND REPLACES THE SIMILAR INFORMATION FOUND UNDER THE SECTION ENTITLED "FEES AND EXPENSES" AT PAGE 3 OF THE PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                                       Class I                Class N
                                       -------                -------
Management Fees                         0.70%                   0.70%

Rule 12b-1 fee                          none                    0.25%

Other Expenses                          1.75%                  59.09%

Total annual fund
Operating expenses                      2.45%                  60.04%

Less:  Fees waived and
reimbursed                             -1.70%                 -59.04%

Net operating expenses(1)               0.75%                   1.00%

(1) The Investment Manager has contractually agreed until at least December 31, 2005, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.75% for Class I and 1.00% for Class N. The Fund may reimburse the Investment Manager in the future.


                    One              Three           Five            Ten
                    Year             Years           Years           Years
Class I*            $77              $240            $417            $2,024
Class N*            $102             $318            $552            $9,995

*Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.75% for Class I and 1.00% for Class N, your expenses for the periods indicated would be $77, $240, $417 and $930 for

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Class I and $102, $318, $552 and $1,225 for Class N. However, there is no assurance that the Investment Manager will continue such reimbursement policy.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING "GLOBAL HEALTH CARE FUND AND BIOTECHNOLOGY FUND" AT PAGES 32 AND 33 OF THE PROSPECTUS.

Faraz Naqvi, M.D. and Michael Dauchot, M.D. are primarily responsible for the day to day management of the Global Health Care Fund. Dr. Naqvi and Camilo Martinez, M.D., Ph.D., are primarily responsible for the day to day management of the Biotechnology Fund. Dr. Martinez is a research analyst of the Investment Manager, with which he has been associated since 1999. Prior to joining the Investment Manager, he practiced Internal Medicine at Northeast Valley Health in 1999 and at Century Group Medicine in 1998, both in southern California. From 1995-1998 Dr. Martinez was a resident at the University of California at Los Angeles Department of Medicine. He is also a Board Certified physician in Internal Medicine.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING "INTERNATIONAL GROWTH EQUITY FUND AND EMERGING MARKETS FUND" AT PAGES 33 AND 34 OF THE PROSPECTUS.

The International Equity Team at Dresdner RCM is primarily responsible for the day to day management of the International Fund. This team manages the International Fund on a team basis, and no individual is separately responsible for the management of the International Fund. Ana Wiechers-Marshall and Luis Laboy, CFA are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Laboy is a Manager of the Investment Manager, with which he has been associated since 1997. From 1995 to 1997, he worked at Dresdner Bank Mexico where he served as assistant equity research analyst.